UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report (Date of Earliest Event Reported):                                                                  April 23, 2012

Forest City Enterprises, Inc.
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(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
_____________________	__________	_____________
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio	44113
_______________________________	_________
(Address of principal executive offices)	(Zip Code)

            Registrant’s telephone number, including area code:                                                                      216-621-6060

Not Applicable
_______________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

On April 23, 2012, Forest City Enterprises, Inc. (the “Company”) released an updated version of the Company’s equity investor presentation materials and a version of its bond investor presentation materials, each of which may be used in presentations to investors from time to time. Copies of the presentation materials are furnished as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein solely for purposes of this Item 7.01.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
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Exhibit 99.1	Equity Investor Presentation Materials of Forest City Enterprises, Inc. dated April 2012.
Exhibit 99.2	Bond Investor Presentation Materials of Forest City Enterprises, Inc. dated April 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

By:	/s/ Robert G. O’Brien
Name:	Robert G. O’Brien
Title:	Executive Vice President and Chief Financial Officer

Date: April 23, 2012

EXHIBIT INDEX

Exhibit No.	Description
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Exhibit 99.1	Equity Investor Presentation Materials of Forest City Enterprises, Inc. dated April 2012.
Exhibit 99.2	Bond Investor Presentation Materials of Forest City Enterprises, Inc. dated April 2012.